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                                                                   EXHIBIT 10.12


                       FIRST AMENDMENT TO CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of May 7, 1997, is entered into by and among PENWEST, LTD., a Washington corporation ("Penwest"), PENFORD PRODUCTS CO., a Delaware corporation, and EDWARD MENDELL CO., INC., Washington corporation (Penwest, Penford Products Co., and Edward Mendell Co., Inc. are collectively referred to in this Amendment as the "Companies"; and individually, a "Company"), the several financial institutions from time to time party to this Agreement (collectively, the "Banks"; individually, a "Bank"), and Bank of America National Trust and Savings Association, as agent for the Banks.


                                    RECITALS

         A. The Companies, Banks, and Agent are parties to a Credit Agreement dated as of December 22, 1995 (the "Credit Agreement") pursuant to which the Agent and the Banks have extended certain credit facilities to the Companies.

         B. The Companies have asked that the Banks agree to amendments to the Credit Agreement consisting of (1) an amendment to Section 7.13 and (2) an amendment extending the Termination Date of the Credit Agreement.

         C. The Banks are willing to amend the Credit Agreement as requested as set forth in, and subject to the terms and conditions of, this Amendment.

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

2. Amendment to Credit Agreement.

          (a) The definition of "Termination Date" in Section 1.01 of the Credit Agreement is hereby amended to provide as follows:

                  "Termination Date" means the earlier to occur of:
                           (a) December 30, 1999 (or the later date provided by an extension pursuant to Section 2.14); and
                           (b) the date on which the Commitments terminate in accordance with the provisions of this Agreement.


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          (b) Section 7.13 of the Credit Agreement is amended in its entirety to provide as follows:


                  7.13 MINIMUM FIXED CHARGE COVERAGE RATIO. PENWEST SHALL NOT PERMIT AT ANY TIME, ITS RATIO OF (i) THE SUM OF ITS EBITDA PLUS RENTAL EXPENSE TO (ii) THE SUM OF ITS INTEREST EXPENSE PLUS RENTAL EXPENSE, TO BE LESS THAN:
                           (a) 2.50 TO 1.00 DURING THE PERIOD FROM THE DATE THE FIRST AMENDMENT TO THIS AGREEMENT TAKES EFFECT THROUGH PENWEST'S FISCAL QUARTER ENDING ON AUGUST 31, 1997; AND
                           (b)   2.75 TO 1.00 THEREAFTER.
         ALL COMPUTATIONS UNDER THIS SECTION SHALL BE ON A CONSOLIDATED BASIS AND MEASURED ON A FOUR QUARTER TRAILING BASIS. RENTAL EXPENSE SHALL BE COMPUTED IN ACCORDANCE WITH GAAP AS SET FORTH IN SECTION 1.03.


3. Agreement of the Banks and the Companies. The Banks and the Companies agree that Penwest's previous action in excluding payments due under certain long term leases covering rail cars in computing compliance with Section 7.13 shall not be considered a Default or an Event of Default.

4. Representations and Warranties. Each of the Companies hereby represents and warrants to the Agent and the Banks as follows:

         (a) No Default or Event of Default has occurred and is continuing.

         (b) The execution, delivery and performance by the Companies of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Companies, enforceable against it in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

         (c) All representations and warranties of the Companies contained in the Credit Agreement are true and correct.

         (d) Each of the Companies are entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

5. Effective Date. This Amendment will become effective as of May 7, 1997 (the "Effective Date"), provided that each of the following conditions precedent is satisfied on or before such date:


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         (a) The Agent has received from each of the Companies and the Majority
Banks a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Amendment.


         (b) The Agent has received from each of the Companies a copy of a resolution passed by the board of directors of such corporation, certified by the Secretary or an Assistant Secretary of such corporation as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Amendment.

          (c) All representations and warranties contained herein are true and correct as of the Effective Date.

6. Reservation of Rights. Each Company acknowledges and agrees that execution and delivery by the Agent and the Banks of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Banks to enter into similar amendments under the same or similar circumstances in the future.

7. Miscellaneous.

         (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

         (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

         (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

         (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or a Company shall bind such Bank or such Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.


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         (e) This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

         (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.


                       PENWEST, LTD.


                       By: ______________________________
                       Name:
                       Title:


                       By: ______________________________
                       Name:
                       Title:




                       PENFORD PRODUCTS CO.


                       By: ______________________________
                       Name:
                       Title:


                       By: ______________________________
                       Name:
                       Title:


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                       EDWARD MENDELL CO., INC.


                       By: ______________________________
                       Name:
                       Title:

                       By: ______________________________
                       Name:
                       Title:



                       BANK OF AMERICA NATIONAL TRUST
                       AND SAVINGS ASSOCIATION, as Agent
                       and as a Bank


                       By: ______________________________
                       Name:
                       Title:



                       ABN AMRO BANK N.V., Seattle Branch


                       By: ______________________________
                       Name:
                       Title:

                       By: ______________________________
                       Name:
                       Title:




                        THE BANK OF NOVA SCOTIA

                       By: ______________________________
                       Name:
                       Title:


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                       BANK OF AMERICA NATIONAL TRUST
                       AND SAVINGS ASSOCIATION
                       doing business as SEAFIRST BANK


                       By: ______________________________
                       Name:
                       Title:


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